Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Reports Record Fully Diluted EPS of

$0.38 for Q1 2025, a 65% increase over same
period last year; ROAA of 1.19% and ROAE of 14.15%
MIAMI, FL

– April

24, 2025

– USCB

Financial Holdings,

Inc. (the

“Company”) (NASDAQ:

USCB)
, the

holding company

for
U.S.

Century

Bank

(the

“Bank”),

reported

net

income

of

$7.7

million

or

$0.38

per

fully

diluted

share

for

the

three

months

ended
March 31, 2025, compared with net income of $4.6 million or $0.23 per fully diluted share for the same period in 2024.

“We are proud to report a record quarter,

highlighted by fully diluted EPS of $0.38. This performance reflects solid execution across all of our strategic priorities

including annualized double-digit loan and

deposit growth, maintaining disciplined pricing,

clean asset quality,
and strong cost controls.

Our return on average assets

was 1.19%, the highest since the

fourth quarter of 2021,” said

Luis de la Aguilera.
Chairman, President and CEO.

“Our continued focus on asset

quality,

profitability,

and growing the Bank

in a safe and sound manner
has positioned the Company

well to navigate

the current challenging market

and economic environment with

confidence and resilience.”

Unless otherwise stated, all percentage comparisons in the bullet points below are calculated at or for the quarter ended March 31, 2025 compared to at or for the quarter ended March 31, 2024 and annualized where appropriate.
Profitability
•
Annualized return

on average

assets for

the quarter

ended March 31,

2025 was

1.19% compared

to 0.76%

for the first

quarter of
2024.

•
Annualized return

on average stockholders’

equity for the

quarter ended March

31, 2025 was

14.15%

compared to 9.61%

for the
first quarter of 2024.

•
The efficiency ratio for the quarter ended March 31, 2025

was 52.79%

compared to 63.41% for the first quarter of 2024.

•
Net interest margin for the quarter ended March 31, 2025 was 3.10

%

compared to 2.62% for the first quarter of 2024.
•
Net interest income before

provision for credit losses was $19.1

million for the quarter ended

March 31, 2025, an increase of

$4.0
million or 26.1% compared to $15.2 million for the same period in

2024.
Balance Sheet
• Total assets were $2.7 billion at March 31, 2025, representing an increase of $188.2 million or 7.6% from $2.5 billion at March 31,
2024.
•
Total loans held for investment were $2.0 billion at March 31, 2025, representing an increase of $215.0 million or

11.8% from $1.8
billion at March 31, 2024.
•
Total

deposits

were

$2.3 billion

at

March 31,

2025,

representing

an

increase

of

$206.8 million

or

9.8%

from

$2.1

billion

at
March 31, 2024.
•
Total stockholders’

equity was $225.1 million at

March 31, 2025, representing an increase

of $30.1 million or 15.4%

from $195.0
million at March 31, 2024.

Total stockholders’ equity included accumulated comprehensive loss of $41.1 million at

March 31, 2025
compared to accumulated comprehensive loss of $45.4 million at March 31,

2024.

Asset Quality
•
The

allowance

for

credit

losses

(“ACL”)

increased

by

$3.3

million

to

$24.7

million

at

March 31,

2025

from

$21.5

million

at
March 31, 2024.
•
The ACL represented 1.22%

of total loans at March 31, 2025 and 1.18%

at March 31, 2024.

•
The provision for credit

loss was $681 thousand

for the quarter ended

March 31, 2025, an increase

of $271 thousand compared

to
$410 thousand for the same period in 2024.
•
The ratio of non-performing loans

to total loans was

0.20% at March 31, 2025 and 0.03%

at March 31, 2024. Non-performing loans
totaled $4.2 million at March 31, 2025 and $456 thousand at March 31, 2024.
Non-interest Income and Non-interest Expense
•
Non-interest income was $3.7 million

for the three months ended March 31,

2025, an increase of $1.3 million

or 50.8% compared
to $2.5 million for the same period in 2024.

• Non-interest expense was $12.1 million for the three months ended March 31, 2025, an increase of $0.9 million or 7.9% compared to $11.2 million for the same period in 2024.

Capital
•
On April 21, 2025, the

Company’s Board of Directors declared a quarterly cash

dividend of $0.10 per share

of the Company’s Class
A common stock. The dividend will be paid on June 5, 2025 to shareholders of record at the close of business on May 15, 2025.
• As of March 31, 2025,
total risk-based capital ratios for the Company and the Bank were 13.72%

and 13.65%, respectively.
•
Tangible

book value per

common share (a

non-GAAP measure)

was $11.23

at March 31, 2025,

representing increase

of $0.42 or
3.9% from

$10.81 at

December 31, 2024.

At March 31, 2025,

tangible book value

per common

share was negatively

affected by
($2.05)

per share

due to

an accumulated

comprehensive

loss of

$41.1 million

mostly due

to changes

in the

market value

of the
Company’s available for sale securities.

At December 31, 2024, tangible book value per common share was negatively affected by
($2.24) per share due to an accumulated comprehensive loss of $44.5 million.
Conference Call and Webcast

The Company

will host a

conference call

on Friday,

April

25, 2025,

at 11:00

a.m. Eastern Time

to discuss the

Company’s

unaudited
financial results for the quarter ended March 31,

2025. To access the conference call, dial (833) 816-1416 (U.S. toll-free)

and ask to join
the USCB Financial Holdings Call.

Additionally,

interested

parties can

listen to

a live

webcast

of the

call in

the “Investor

Relations” section

of the

Company’s

website
at www.uscentury.com

.

An archived version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial Holdings, Inc.

is the bank holding company for

U.S. Century Bank. Established in 2002,

U.S. Century Bank is one of
the largest

community banks

headquartered

in Miami,

and one

of the

largest community

banks in

the State

of Florida.

U.S. Century
Bank is rated 5-Stars by BauerFinancial, the nation’s leading independent bank rating firm. U.S. Century Bank offers customers a wide
range of

financial products

and services

and supports

numerous community

organizations,

including

the Greater

Miami Chamber

of
Commerce, the South Florida Hispanic Chamber of Commerce, and ChamberSouth. For more information about us or to find a banking
center near you, please call (305) 715-5200 or visit www.uscentury.com.
Forward-Looking Statements
This earnings release

may contain statements

that are not

historical in nature

and are intended

to be, and

are hereby identified

as, forward-
looking

statements

for

purposes

of

the

safe

harbor

provided

by

Section

21E

of

the

Securities

Exchange

Act

of

1934,

as

amended.
Forward-looking statements are

those that are

not historical facts.

The words “may,”

“will,” “anticipate,” “could,”

“should,” “would,”
“believe,” “contemplate,” “expect,” “aim,” “plan,” “estimate,” “seek,” “continue,” and “intend,”, the negative of these terms, as well as other similar words

and expressions of

the future, are

intended to identify

forward-looking statements. These forward-looking

statements
include, but are not limited

to, statements related to our

projected growth, anticipated future

financial performance, and management’s
long-term performance goals, as well as statements

relating to the anticipated effects on our results of

operations and financial condition
from expected or potential developments or events, or business and growth strategies, including anticipated internal growth and balance sheet restructuring.
These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from
those anticipated in such statements. Potential risks and uncertainties include,

but are not limited to:
•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;

•
our ability to successfully manage interest rate risk, credit risk, liquidity risk,

and other risks inherent to our industry;
•
the

accuracy

of

our

financial

statement

estimates

and

assumptions,

including

the

estimates

used

for

our

credit

loss

reserve

and
deferred tax asset valuation allowance;
•
the efficiency and effectiveness of our internal

control procedures and processes;
•
our ability to comply with

the extensive laws and

regulations to which we are

subject, including the laws for

each jurisdiction where
we operate;
•
adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry;
• deposit attrition and the level of our uninsured deposits;
•
legislative

or

regulatory

changes and

changes

in

accounting

principles,

policies,

practices or

guidelines,

including

the on-going
effects of the Current Expected Credit Losses (“CECL”) standard;
•
the

lack

of

a

significantly

diversified

loan

portfolio

and

the

concentration

in

the

South

Florida

market,

including

the

risks

of
geographic,

depositor,

and

industry

concentrations,

including

our

concentration

in

loans

secured

by

real

estate,

in

particular,
commercial real estate;
• the effects of climate change;
• the concentration of ownership of our common stock;
• fluctuations in the price of our common stock;
•
our ability to

fund or access

the capital markets

at attractive rates

and terms and

manage our growth,

both organic

growth as well
as growth through other means, such as future acquisitions;
•
inflation, interest rate, unemployment rate, and market

and monetary fluctuations;
•
the effects of potential new or increased tariffs

and trade restrictions
• impacts of international hostilities and geopolitical events;
•
increased competition

and its effect

on the pricing

of our products

and services as

well as our

interest rate spread

and net interest
margin;
• the loss of key employees;
•
the effectiveness

of our risk management

strategies, including operational

risks, including, but

not limited to, client,

employee, or
third-party fraud and security breaches; and
•
other risks described in this earnings release and other filings we make with the

Securities and Exchange Commission (“SEC”).
All forward-looking

statements are

necessarily only

estimates of

future results,

and there

can be

no assurance

that actual

results will
not differ

materially from

expectations. Therefore,

you are

cautioned not

to place

undue reliance

on any

forward-looking statements.
Further, forward-looking statements included in this

earnings release are

made only as

of the date

hereof, and we

undertake no obligation
to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statements are made

or
to reflect the occurrence of unanticipated

events, unless required to do

so under the federal securities laws.

You

should also review the
risk factors described in the reports the Company filed or will file with the SEC.
Non-GAAP Financial Measures
This earnings release

includes financial information determined

by methods other

than in accordance

with generally accepted

accounting
principles (“GAAP”). This financial

information includes certain

operating performance measures. Management

has included these

non-
GAAP

measures

because

it

believes

these

measures

may

provide

useful

supplemental

information

for

evaluating

the

Company’s
operations and

underlying performance

trends. Further,

management uses these

measures in

managing and

evaluating the Company’s
business and intends to refer to

them in discussions about our operations

and performance. Operating performance

measures should be
viewed

in

addition

to,

and

not

as

an

alternative

to

or

substitute

for,

measures

determined

in

accordance

with

GAAP,

and

are

not
necessarily

comparable

to

non-GAAP

measures

that

may

be

presented

by

other

companies.

Reconciliations

of

these

non-GAAP
measures

to

the most

directly

comparable

GAAP measures

can be

found

in the

‘Non-GAAP

Reconciliation

Tables’

included

in the
exhibits to this earnings release.
All numbers included in this press release are unaudited unless otherwise noted.
Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou

MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended March 31,
2025 2024
Interest income:
Loans, including fees $ 30,245 $ 26,643
Investment securities 3,024 2,811
Interest-bearing deposits in financial institutions 709 1,433
Total interest income 33,978 30,887
Interest expense:
Interest-bearing checking deposits 338 369
Savings and money market deposits 9,335 10,394
Time deposits 3,918 3,294
FHLB advances and other borrowings 1,272 1,672
Total interest expense 14,863 15,729
Net interest income before provision for credit losses 19,115 15,158
Provision for credit losses 681 410
Net interest income after provision for credit losses 18,434 14,748
Non-interest income:

Service fees 2,331 1,651
Gain on sale of loans held for sale, net 525 67
Other non-interest income 860 746
Total non-interest income 3,716 2,464
Non-interest expense:
Salaries and employee benefits 7,636 6,310
Occupancy 1,284 1,314
Regulatory assessments and fees 421 433
Consulting and legal fees 193 592
Network and information technology services 505 507
Other operating expense 2,013 2,018
Total non-interest expense 12,052 11,174
Net income before income tax expense 10,098 6,038
Income tax expense 2,440 1,426
Net income $ 7,658 $ 4,612
Per share information:

Net income per common share, basic $ 0.38 $ 0.23
Net income per common share, diluted $ 0.38 $ 0.23
Cash dividends declared $ 0.10 $ 0.05
Weighted average shares outstanding:

Common shares, basic 20,020,933 19,633,330
Common shares, diluted 20,319,535 19,698,258

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024
Income statement data:
Net interest income $ 19,115 $ 19,358 $ 18,109 $ 17,311 $ 15,158
Provision for credit losses 681 1,030 931 786 410
Net interest income after provision for credit losses 18,434 18,328 17,178 16,525 14,748
Service fees 2,331 2,667 2,544 1,977 1,651
Gain on sale of securities available for sale, net - - - 14 -
Gain on sale of loans held for sale, net 525 154 109 417 67
Other income 860 806 785 803 746
Total non-interest income 3,716 3,627 3,438 3,211 2,464
Salaries and employee benefits 7,636 7,930 7,200 7,353 6,310
Occupancy 1,284 1,337 1,341 1,266 1,314
Regulatory assessments and fees 421 405 452 476 433
Consulting and legal fees 193 552 161 263 592
Network and information technology services 505 494 513 479 507
Other operating expense 2,013 2,136 1,787 1,723 2,018
Total non-interest expense 12,052 12,854 11,454 11,560 11,174
Net income before income tax expense 10,098 9,101 9,162 8,176 6,038
Income tax expense 2,440 2,197 2,213 1,967 1,426
Net income $ 7,658 $ 6,904 $ 6,949 $ 6,209 $ 4,612
Per share information:
Net income per common share, basic $ 0.38 $ 0.35 $ 0.35 $ 0.32 $ 0.23
Net income per common share, diluted $ 0.38 $ 0.34 $ 0.35 $ 0.31 $ 0.23
Cash dividends declared $ 0.10 $ 0.05 $ 0.05 $ 0.05 $ 0.05
Balance sheet data (at period-end):

Cash and cash equivalents $ 97,984 $ 77,035 $ 38,486 $ 77,261 $ 126,546
Securities available-for-sale $ 275,139 $ 260,221 $ 259,527 $ 236,444 $ 259,992
Securities held-to-maturity $ 161,790 $ 164,694 $ 167,001 $ 169,606 $ 173,038
Total securities $ 436,929 $ 424,915 $ 426,528 $ 406,050 $ 433,030
Loans held for investment
(1)
$ 2,036,212 $ 1,972,848 $ 1,931,362 $ 1,869,249 $ 1,821,196
Allowance for credit losses $ (24,740) $ (24,070) $ (23,067) $ (22,230) $ (21,454)
Total assets $ 2,677,382 $ 2,581,216 $ 2,503,954 $ 2,458,270 $ 2,489,142
Non-interest-bearing demand deposits $ 605,489 $ 575,159 $ 637,313 $ 579,243 $ 576,626
Interest-bearing deposits $ 1,704,080 $ 1,598,845 $ 1,489,304 $ 1,477,459 $ 1,526,168
Total deposits $ 2,309,569 $ 2,174,004 $ 2,126,617 $ 2,056,702 $ 2,102,794
FHLB advances and other borrowings $ 108,000 $ 163,000 $ 118,000 $ 162,000 $ 162,000
Total liabilities $ 2,452,294 $ 2,365,828 $ 2,290,038 $ 2,257,250 $ 2,294,131
Total stockholders' equity $ 225,088 $ 215,388 $ 213,916 $ 201,020 $ 195,011
Capital ratios:
(2)

Leverage ratio 9.61% 9.53% 9.34% 9.03% 8.91%
Common equity tier 1 capital 12.48% 12.28% 12.01% 11.93% 11.80%
Tier 1 risk-based capital 12.48% 12.28% 12.01% 11.93% 11.80%
Total risk-based capital

13.72% 13.51% 13.22% 13.12% 12.98%
(1)

Loan amounts include deferred fees/costs.
(2)

Reflects the Company's regulatory capital ratios which

are provided for informational purposes only; as a small

bank holding company, the Company is not subject
to regulatory capital requirements. The Bank's total risk-based capital at March 31, 2025 was 13.65%.

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS, AND OTHER DATA

(UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024
Average balance sheet data:
Cash and cash equivalents $ 82,610 $ 56,937 $ 87,937 $ 107,831 $ 132,266
Securities available-for-sale $ 265,154 $ 255,786 $ 244,882 $ 263,345 $ 239,896
Securities held-to-maturity $ 163,510 $ 165,831 $ 168,632 $ 171,682 $ 174,142
Total securities $ 428,664 $ 421,617 $ 413,514 $ 435,027 $ 414,038
Loans held for investment
(1)
$ 1,986,856 $ 1,958,566 $ 1,878,230 $ 1,828,487 $ 1,781,528
Total assets $ 2,606,593 $ 2,544,592 $ 2,485,434 $ 2,479,222 $ 2,436,103
Interest-bearing deposits $ 1,652,147 $ 1,547,789 $ 1,468,067 $ 1,473,513 $ 1,473,831
Non-interest-bearing demand deposits $ 563,040 $ 590,829 $ 609,456 $ 610,370 $ 574,760
Total deposits $ 2,215,187 $ 2,138,618 $ 2,077,523 $ 2,083,883 $ 2,048,591
FHLB advances and other borrowings $ 138,944 $ 151,804 $ 156,043 $ 162,000 $ 164,187
Total liabilities $ 2,387,088 $ 2,328,877 $ 2,278,793 $ 2,281,467 $ 2,243,011
Total stockholders' equity $ 219,505 $ 215,715 $ 206,641 $ 197,755 $ 193,092
Performance ratios:
Return on average assets
(2)
1.19% 1.08% 1.11% 1.01% 0.76%
Return on average equity
(2)
14.15% 12.73% 13.38% 12.63% 9.61%
Net interest margin
(2)
3.10% 3.16% 3.03% 2.94% 2.62%
Non-interest income to average assets
(2)
0.58% 0.57% 0.55% 0.52% 0.41%
Non-interest expense to average assets
(2)
1.88% 2.01% 1.83% 1.88% 1.84%
Efficiency ratio
(3)
52.79% 55.92% 53.16% 56.33% 63.41%
Loans by type (at period end):
(4)
Residential real estate $ 301,164 $ 297,979 $ 283,477 $ 256,807 $ 237,906
Commercial real estate $ 1,150,129 $ 1,128,399 $ 1,095,112 $ 1,053,030 $ 1,057,800
Commercial and industrial $ 256,326 $ 258,311 $ 246,539 $ 248,525 $ 228,045
Correspondent banks $ 103,026 $ 82,438 $ 103,815 $ 112,510 $ 100,182
Consumer and other

$ 218,711 $ 198,091 $ 198,604 $ 194,644 $ 194,325
Asset quality data:
Allowance for credit losses to total loans 1.22% 1.22% 1.19% 1.19% 1.18%
Allowance for credit losses to non-performing loans 595% 889% 846% 2,933% 4,705%
Total non-performing loans
(5)
$ 4,156 $ 2,707 $ 2,725 $ 758

$ 456
Non-performing loans to total loans 0.20% 0.14% 0.14% 0.04% 0.03%
Non-performing assets to total assets
(5)
0.16% 0.10% 0.11% 0.03% 0.02%
Net charge-offs (recoveries of) to average loans
(2)
0.00% (0.00)% (0.00)% (0.00)% (0.00)%
Net charge-offs (recovery) of credit losses $ 2 $ (11) $ (6) $ (2) $ (7)
Interest rates and yields:
(2)
Loans held for investment

6.17% 6.25% 6.32% 6.16% 6.01%
Investment securities

2.81% 2.63% 2.61% 2.80% 2.69%
Total interest-earning assets 5.51% 5.57% 5.61% 5.54% 5.34%
Deposits
(6)
2.49% 2.48% 2.66% 2.64% 2.76%
FHLB advances and other borrowings 3.71% 3.81% 4.05% 4.03% 4.10%
Total interest-bearing liabilities 3.37% 3.47% 3.79% 3.76% 3.86%
Other information:
Full-time equivalent employees 201 199 198 197 199
(1)

Loan amounts include deferred fees/costs.
(2)

Annualized.
(3)

Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest

income.
(4)

Loan amounts exclude deferred fees/costs.
(5)

The amounts for total non-performing loans and total non-performing assets are the same at the dates presented since there was

no other real estate owned (OREO)
recorded at any of the dates presented.
(6) Reflects effect of non-interest-bearing deposits.

USCB FINANCIAL HOLDINGS, INC.

NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended March 31,
2025 2024
Average

Balance Interest Yield/Rate
(1)
Average

Balance Interest Yield/Rate
(1)
Assets
Interest-earning assets:
Loans held for investment
(2)
$ 1,986,856 $ 30,245 6.17% $ 1,781,528 $ 26,643 6.01%
Investment securities
(3)
436,935 3,024 2.81% 419,989 2,811 2.69%
Other interest-earning assets 75,182 709 3.82% 125,244 1,433 4.60%
Total interest-earning assets 2,498,973 33,978 5.51% 2,326,761 30,887 5.34%
Non-interest-earning assets 107,620

109,342

Total assets $ 2,606,593 $ 2,436,103
Liabilities and stockholders' equity

Interest-bearing liabilities:
Interest-bearing checking deposits $ 53,611 338 2.56% $ 53,344 369 2.78%
Saving and money market deposits 1,199,027 9,335 3.16% 1,097,575 10,394 3.81%
Time deposits 399,509 3,918 3.98% 322,912 3,294 4.10%
Total interest-bearing deposits 1,652,147 13,591 3.34% 1,473,831 14,057 3.84%
FHLB advances and other borrowings 138,944 1,272 3.71% 164,187 1,672 4.10%
Total interest-bearing liabilities 1,791,091 14,863 3.37% 1,638,018 15,729 3.86%
Non-interest-bearing demand deposits 563,040

574,760

Other non-interest-bearing liabilities 32,957 30,233
Total liabilities 2,387,088

2,243,011

Stockholders' equity 219,505 193,092
Total liabilities and stockholders' equity $ 2,606,593

$ 2,436,103

Net interest income $ 19,115 $ 15,158
Net interest spread
(4)
2.14% 1.48%
Net interest margin
(5)
3.10% 2.62%
(1)

Annualized.
(2)

Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)

At fair value except for securities held to maturity. This amount includes FHLB stock.
(4)

Net interest spread is the average yield earned on total

interest-earning assets minus the average rate paid on total interest-bearing liabilities.
(5)

Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024
Pre-tax pre-provision ("PTPP") income:
(1)
Net income $ 7,658 $ 6,904 $ 6,949 $ 6,209 $ 4,612
Plus: Provision for income taxes 2,440 2,197 2,213 1,967 1,426
Plus: Provision for credit losses 681 1,030 931 786 410
PTPP income $ 10,779 $ 10,131 $ 10,093 $ 8,962 $ 6,448
PTPP return on average assets:
(1)

PTPP income $ 10,779 $ 10,131 $ 10,093 $ 8,962 $ 6,448
Average assets $ 2,606,593 $ 2,544,592 $ 2,485,434 $ 2,479,222 $ 2,436,103
PTPP return on average assets
(2)
1.68% 1.58% 1.62% 1.45% 1.06%

Operating net income:
(1)
Net income $ 7,658 $ 6,904 $ 6,949 $ 6,209 $ 4,612
Less: Net gains on sale of securities - - - 14 -
Less: Tax effect on sale of securities - - - (4) -
Operating net income $ 7,658 $ 6,904 $ 6,949 $ 6,199 $ 4,612

Operating PTPP income:
(1)
PTPP income $ 10,779 $ 10,131 $ 10,093 $ 8,962 $ 6,448
Less: Net gains on sale of securities - - - 14 -
Operating PTPP income $ 10,779 $ 10,131 $ 10,093 $ 8,948 $ 6,448
Operating PTPP return on average assets:
(1)

Operating PTPP income $ 10,779 $ 10,131 $ 10,093 $ 8,948 $ 6,448
Average assets $ 2,606,593 $ 2,544,592 $ 2,485,434 $ 2,479,222 $ 2,436,103
Operating PTPP return on average assets
(2)
1.68% 1.58% 1.62% 1.45% 1.06%

Operating return on average assets:
(1)
Operating net income $ 7,658 $ 6,904 $ 6,949 $ 6,199 $ 4,612
Average assets $ 2,606,593 $ 2,544,592 $ 2,485,434 $ 2,479,222 $ 2,436,103
Operating return on average assets
(2)
1.19% 1.08% 1.11% 1.01% 0.76%
Operating return on average equity:
(1)
Operating net income $ 7,658 $ 6,904 $ 6,949 $ 6,199 $ 4,612
Average equity $ 219,505 $ 215,715 $ 206,641 $ 197,755 $ 193,092
Operating return on average equity
(2)
14.15% 12.73% 13.38% 12.61% 9.61%
Operating Revenue:
(1)

Net interest income
$ 19,115

$ 19,358

$ 18,109

$ 17,311

$ 15,158

Non-interest income

3,716 3,627 3,438

3,211

2,464

Less: Net gains on sale of securities
- - - 14 -

Operating revenue
$ 22,831 $ 22,985 $ 21,547 $ 20,508 $ 17,622
Operating Efficiency Ratio:
(1)

Total non-interest expense
$ 12,052

$ 12,854

$ 11,454

$ 11,560

$ 11,174

Operating revenue
$ 22,831 $ 22,985 $ 21,547 $ 20,508 $ 17,622

Operating efficiency ratio
52.79% 55.92% 53.16% 56.37% 63.41%
(1) The Company believes these non-GAAP measurements are

key indicators of the ongoing earnings power of the

Company.
(2)

Annualized.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024
Tangible book value per common share (at period-end):
(1)
Total stockholders' equity $ 225,088 $ 215,388 $ 213,916 $ 201,020 $ 195,011
Less: Intangible assets - - - - -
Tangible stockholders' equity $ 225,088 $ 215,388 $ 213,916 $ 201,020 $ 195,011
Total shares issued and outstanding (at period-end):
Total common shares issued and outstanding 20,048,385 19,924,632 19,620,632 19,630,632 19,650,463
Tangible book value per common share
(2)
$ 11.23 $ 10.81 $ 10.90 $ 10.24 $ 9.92
Operating diluted net income per common share:
(1)
Operating net income $ 7,658 $ 6,904 $ 6,949 $ 6,199 $ 4,612
Total weighted average diluted shares of common stock 20,319,535 20,183,731 19,825,211 19,717,167 19,698,258
Operating diluted net income per common share: $ 0.38 $ 0.34

$

0.35

$

0.31

$

0.23
Tangible Common Equity/Tangible Assets
(1)

Tangible stockholders' equity
$ 225,088 $ 215,388 $ 213,916 $ 201,020 $ 195,011

Tangible total assets
(3)
$ 2,677,382

$

2,581,216

$

2,503,954

$

2,458,270

$

2,489,142
Tangible Common Equity/Tangible Assets 8.41% 8.34% 8.54% 8.18% 7.83%
(1)

The Company believes these non-GAAP measurements

are key indicators of the ongoing earnings power

of the Company.
(2)

Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.
(3) Since the Company has no intangible assets, tangible

total assets is the same amount as total assets calculated

under GAA
P.